June 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services Marine Trust 1999-2
    Registration No. 333-56303-02

On behalf of Distribution Financial Services Marine Trust 1999-2 ("Registrant"), a Trust which was originated by ETCF Asset Funding Corporation, a Nevada corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marly.abraham@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-02

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

June 15, 2005
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.
A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
-------   --------------------------------------------------------
EX-1       Distribution Financial Services Marine Trust 1999-2
           June 15, 2005 Payment Date Statement to Noteholders
           Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:    /s/ Sue Dignan
Title:  Assistant Vice President
Date:   June 21, 2005

EX-1
DISTRIBUTION FINANCIAL SERVICES MARINE TRUST 1999-2
Accounting Date:            10-Jun-05
Determination Date:         14-Jun-05
Monthly Payment Date:       15-Jun-05
Collection Period Ending:   31-May-05

I.  COLLECTION ACCOUNT SUMMARY

    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  3,074,192.21
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      107,112.61
    Current Advance/Advance Recovery	                                                                               -6,848.00
    Recoup of Collection Expenses                                                                                         4,078.37
    Amount of Withdrawal, (to the extent that there are shortfalls on payments of Interest or Principal), from
       Reserve Account                                                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             3,178,535.19

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        506,141.39
    Amount of Interest Payments Received During the Collection Period for Receivables                                   512,989.39
    Amount of Current Month Simple Interest Excess/Shortfall                                                             -6,848.00

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                 11,000,002.18
    Beginning Reserve Account Balance                                                                                10,851,354.59
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)             97,986.04
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)           0.00
    Reserve Account Investment Earnings                                                                                  25,494.54
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance                0.00
       and over-collateralization amounts have been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)            10,851,354.59
    Total Ending Reserve Balance                                                                                     10,974,835.17

IV. COLLECTIONS ON RECEIVABLES
a)	 Interest and Principal Payments Received
 ----------------------------------------
    Interest Payments Received                                                                                          512,989.39
    Scheduled Principal Payments Received                                                                               593,111.86
    Principal Prepayments Received                                                                                    1,968,090.96
    Total Interest and Principal Payments Received                                                                    3,074,192.21

b)	Liquidation Proceeds
---------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                     133,450.66
       minus Reasonable Expenses                                                                                         17,701.17
    Net Liquidation Proceeds                                                                                            115,749.49
    Amount Allocable to Interest                                                                                          8,636.88
    Amount Allocable to Principal                                                                                       107,112.61

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             3,181,304.82

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            73,408,248.04
       multiplied by Servicer Fee Rate                                                                                       0.50%
       divided by Months per Year                                                                                               12
     SERVICING FEE AMOUNT                                                                                                30,586.77

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                         1,041.67

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  ------------
     Initial Pool Balance                                                                                           550,000,109.03
     Pool Balance as of Preceding Accounting Date                                                                    73,408,248.04
     Pool Balance as of the Current Accounting Date                                                                  70,728,886.61
     Age of Pool in Months                                                                                                      73

a.2) Aggregate Note Balance
     ------------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          71,940,083.08
     Aggregate Note Balance as of Current Accounting Date                                                            69,314,308.88

b)	 Default and Delinquency Performance (includes Repossessions and Bankruptcies)
 -----------------------------------------------------------------------------
               Current Month            Number of Loans             Principal Balance            Percentage
               -------------            ---------------             -----------------            ----------
          30-59 Days Delinquent                11                        218,631.61                 0.309%
          60-89 Days Delinquent                 2                         52,135.71                 0.074%
          90-119 Days Delinquent                0                              0.00                 0.000%
          120+ Days Delinquent                  0                              0.00                 0.000%
          Defaults for Current Period           5                        118,158.61                 0.167%
          Cumulative Defaults                 476                     22,487,072.10                 4.089%
          Cumulative Recoveries                                       12,417,100.63                 2.258%

    Current Period Realized Losses
    -------------------------------
    Current Month Realized Losses                                                                                       118,158.61
    Current Month Realized Losses as Percentage of Initial Pool Balance                                                     0.021%
    Preceding Realized Losses                                                                                           127,268.70
    Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                   0.023%
    Second Preceding Realized Losses                                                                                    209,871.62
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                            0.038%
    Cumulative Realized Losses                                                                                       10,069,971.47
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.831%

VII.  DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
      Total Pool Factor                                                                                                0.12859798
      Note Pool Factor                                                                                                 0.12602602

a)    Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                30,586.77
      Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
        Otherwise Reimbursed to Servicer)                                                                                     0.00

b)    Noteholders' Monthly Interest Distributable Amount
   --------------------------------------------------
              Class A-1                                                                                                       0.00
              Class A-2                                                                                                       0.00
              Class A-3                                                                                                       0.00
              Class A-4                                                                                                       0.00
              Class A-5                                                                                                  94,096.51
              Class B                                                                                                   190,575.00
              Class C                                                                                                   139,516.67
      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                              Noteholders' Monthly
                                                                              Beginning      Principal Distributable     Ending
                                                                               Balance             Amount                Balance
                                                                             -----------    ------------------------   ---------
              Class A-1                                                             0.00                   0.00               0.00
              Class A-2                                                             0.00                   0.00               0.00
              Class A-3                                                             0.00                   0.00               0.00
              Class A-4                                                             0.00                   0.00               0.00
              Class A-5                                                    16,940,083.08           2,625,774.20      14,314,308.88
              Class B                                                      33,000,000.00                   0.00      33,000,000.00
              Class C                                                      22,000,000.00                   0.00      22,000,000.00
c)    Recaptured Principal from Overcollateralization                                                                    53,587.23
      Excess Spread Received                                                                                             44,398.81

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.27%
      Weighted Average Remaining Maturity (WAM)                                                                                122


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               3,178,535.19
Plus:     Trustee Fee                                                                                                     1,041.67
Less:     Reserve Overfunded Withdrawal	                                                                                    0.00
TOTAL WIRE TO CHASE                                                                                                   3,179,576.86

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00